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                                                                    EXHIBIT 23.2

                     [LETTERHEAD OF HUDDLESTON & CO., INC.]

                               LETTER OF CONSENT

   We hereby consent to the references to us under the headings "Principal Properties" and "Oil and Gas Reserves" in the Annual Report on Form 10-K of PetroCorp Incorporated for the year ended December 31, 2000.

                                          Huddleston & Co., Inc.

                                          By: /s/     B. P. Huddleston
                                          _____________________________________
                                                  B.P. Huddleston, P.E.
                                                        Chairman

Houston, Texas
March 14, 2001